                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                PRINTRONIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                [PRINTRONIX LOGO]

                              17500 CARTWRIGHT ROAD
                                 P.O. BOX 19559
                            IRVINE, CALIFORNIA 92623





                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 12, 1997



     The Annual Meeting of Stockholders of Printronix, Inc. will be held at the principal executive offices of the Company, located at 17500 Cartwright Road, Irvine, California, on Tuesday, August 12, 1997 at 9:00 a.m. local time, for the following purposes, all as set forth in the attached Proxy Statement:

     1. To elect five directors to hold office until the next annual meeting of stockholders.

     2. To approve an amendment to the Certificate of Incorporation to increase the authorized number of shares from 12,000,000 to 30,000,000.

     3. To approve an amendment to the 1994 Stock Incentive Plan to increase shares available for awards.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on June 23, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTPAID ENVELOPE. If you do attend the meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.





July 10, 1997
                                                GEORGE L. HARWOOD
                                        Senior Vice President, Finance & IS
                                        Chief Financial Officer and Secretary

                                [PRINTRONIX LOGO]

                              17500 CARTWRIGHT ROAD
                                 P.O. BOX 19559
                            IRVINE, CALIFORNIA 92623

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 12, 1997

     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy on behalf of the Board of Directors of Printronix, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of stockholders of the Company to be held on Tuesday, August 12, 1997 and at any adjournments thereof, for the purposes set forth in the accompanying notice. It is anticipated that this Proxy Statement and the enclosed form of proxy will be first mailed to stockholders on or about July 10, 1997.

     The close of business on June 23, 1997 has been fixed as the record date for stockholders entitled to notice of and to vote at the meeting. As of that date, there were 7,866,722 shares of Common Stock of the Company outstanding and entitled to vote, the holders of which are entitled to one vote per share.

     In the election of directors, a stockholder may cumulate his or her votes for one or more candidates, but only if such candidate's or candidates' names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the stockholder thinks fit. The five candidates receiving the highest number of affirmative votes shall be elected. In the event of cumulative voting, the proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of persons nominated by the Board of Directors.

     Stockholders are requested to date, sign and return the enclosed proxy to make certain that their shares will be voted at the meeting. Any proxy given may be revoked by the stockholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a proxy bearing a later date, or by attendance at the meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, proxies will be voted FOR the election of the five nominees for directors named below and FOR each of the proposals set forth herein.

                               PROPOSAL NUMBER 1:

                              ELECTION OF DIRECTORS

     The By-laws of the Company authorize a minimum of five and a maximum of nine directors, the actual number of authorized directors to be determined by the Board of Directors. Currently, the number of authorized directors is five who are to be elected at the annual meeting of stockholders to hold office until the next annual meeting and until their respective successors are elected and qualified. It is intended that the proxies received, unless otherwise specified, will be voted for the five nominees named below, each of whom is an incumbent director of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as proxies will vote for a substitute nominee or nominees designated by the Board of Directors.

     There is set forth below as to each of the five nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

ROBERT A. KLEIST

     Mr. Kleist, age 68, is one of the founders of the Company and has served as a director and its President and Chief Executive Officer since its formation in 1974. He held the additional office of Chief Financial Officer from February 1987 until October 1988 and from August 1985 until January 1986. Mr. Kleist is a director of Seagate Technology.

BRUCE T. COLEMAN

     Mr. Coleman, age 58, has served as a director of the Company since February 1994 and previously from 1976 to 1989. Since September 1991, he has been the Chief Executive Officer of El Salto Advisors, a consulting firm which provides interim management to computer software and service companies. In the years 1992 to 1996, Mr. Coleman served as interim CEO for Computer Network Technology Corporation, Fischer International, Image BSN Systems, Knowledge Systems Corporation, Resumix Inc. and Viewpoint Systems. From 1988 to 1991, Mr. Coleman managed Information Science, Inc., a human resource software and service company. Mr. Coleman is a director of Computer Network Technology Corporation.

JOHN R. DOUGERY

     Mr. Dougery, age 57, has served as a director of the Company since 1978. Mr. Dougery has been a general partner of Dougery & Wilder and its predecessor since its formation in April 1981. The partnership is engaged in the business of selecting and managing venture capital investments.

RALPH GABAI

     Mr. Gabai, age 59, has served as a director of the Company since 1988. In December 1996, Mr. Gabai became President, Chief Executive Officer and a director of MicroNet Technology, Inc., a manufacturer and marketer of storage systems and RAID memory systems. From March 1984 to December 1996, Mr. Gabai was the President of Bi-Coastal Consulting Ltd., a firm specializing in management consulting. From July 1987 to December 1989, Mr. Gabai was Chairman and Chief Executive Officer of Triplex Corporation, a manufacturer of fault tolerant programmable controllers. From January to December 1990, he was Chairman and Chief Executive Officer of Unistructure Inc., a firm engaged in high density electronic packaging. Mr. Gabai is an adviser to Seidman-Fisher, a venture capital investment fund.

ERWIN A. KELEN

     Mr. Kelen, age 62, has served as a director of the Company since 1977. From January 1984 to September 1990, he was the President and Chief Executive Officer of DataMyte Corporation, a manufacturer of factory data collection systems. Since October 1990, Mr. Kelen has been the principal of Kelen Ventures, a venture capital and investment firm. Mr. Kelen is a director of Computer Network Technology Corporation, Insignia Systems Inc. and CyberOptics Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Company held seven meetings during the fiscal year ended March 28, 1997. All directors attended at least 75% of the meetings of the Board and its committees on which they served. In addition to action taken at the meetings, the Board and its committees on occasion act by unanimous written consent.

     The Board of Directors has established standing Audit and Stock Option Committees but does not have standing nominating or compensation committees.

     The Audit Committee, which held two meetings during fiscal year 1997, was composed of Messrs. Dougery, Gabai and Kelen. The Audit Committee meets periodically with the Company's independent auditors and Company financial personnel, as a group or separately, to oversee the planning and performance of the annual audit and to consult as to audit, accounting and financial matters. The Audit Committee brings to the attention of the Company any recommendations of the independent auditors for improvements in accounting procedures and internal controls.

     The Stock Option Committee is composed of Messrs. Kleist, Dougery and Gabai. This committee, which acted by written consent on 11 occasions during fiscal year 1997, administers the Company's 1980 Employee Stock Purchase Plan, the 1984 Stock Incentive Plan and the 1994 Stock Incentive Plan.

     Directors who are not employees of the Company receive fees in amounts determined from time to time by the Board. During fiscal year 1997, directors were paid at the rate of $10,000 per year plus $750 for each meeting of the Board of Directors or its committees attended. In addition, a variable bonus based upon Company profitability was paid quarterly totaling $3,250 for fiscal year 1997. Directors who are employees of the Company do not receive any additional compensation for their services as directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth information as of May 12, 1997, regarding the beneficial ownership of the Common Stock of the Company by (i) all persons known by the Company to be beneficial owners of more than 5% of its outstanding stock, (ii) each of the directors of the Company, and (iii) all officers and directors of the Company as a group.

                                        SHARES OF             RIGHTS TO ACQUIRE
                                       COMMON STOCK                BENEFICIAL                      PERCENT
BENEFICIAL OWNER                   BENEFICIALLY OWNED(1)          OWNERSHIP(2)         TOTAL       OF CLASS
----------------                   ---------------------      -----------------      ---------     --------
Robert A. Kleist                         1,293,139                   86,623          1,379,762       17.3%
  17500 Cartwright Road
  Irvine, CA 92623

Dimensional Fund Advisors Inc.(3)          430,825                       --            430,825        5.5%
  1299 Ocean Ave., Suite 650
  Santa Monica, CA 90401

John R. Dougery                             46,293                   28,348             74,641        0.9%

Erwin A. Kelen                              22,713                   30,373             53,086        0.6%

Ralph Gabai                                  5,625                   14,173             19,798        0.2%

Bruce T. Coleman                             3,000                    6,073              9,073        0.1%

All officers and directors as
a group (17 persons including
the persons named above)                 1,726,895                  265,931          1,992,826       24.5%

----------------------
(1) Except as otherwise noted, the beneficial owners enjoy sole voting and investment powers with respect to the shares indicated, subject to community property laws where applicable.

(2) Includes shares which the party or group has the right to acquire by the exercise of stock options which are currently exercisable or exercisable within 60 days after May 12, 1997.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 430,825 shares of Printronix, Inc. common stock as of May 12, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Pursuant to Section 16 of the Securities Act of 1934, as amended, the Company's officers and directors and holders of more than 10% of the Company's Common Stock are required to file reports of their trading in Company equity securities with the Securities and Exchange Commission.



     Based solely on its review of the copies of such reports received by the Company, or written representations from certain reporting persons, the Company believes that during the fiscal year 1997 all Section 16 filing requirements applicable to reporting persons were complied with.


               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors makes all decisions on compensation of the Company's executives. During the 1997 fiscal year, the Board included four non-employee directors, Bruce T. Coleman, John R. Dougery, Ralph Gabai and Erwin A. Kelen and one employee director, Robert A. Kleist, Chief Executive Officer ("CEO") and Chairman of the Board. Robert A. Kleist does not participate in the Board's discussion of the Chief Executive Officer's compensation.

COMPENSATION PHILOSOPHY

     The Board has adopted an executive compensation program designed to link executive compensation to the performance of the Company and is based upon the following principles:

     o To provide the level of total compensation necessary to attract and retain key executives critical to the long-term success of the Company.
     o To provide a compensation plan that rewards performance by maintaining the base salary comparable to average salaries in the industry while creating opportunities for higher total compensation through performance bonuses and stock incentives.
     o To properly balance compensation between short-term and long-term results.

     The executive total compensation consists of two elements: (A) an annual component consisting of base salary and quarterly bonuses and (B) a long-term component consisting of stock options and restricted stock.

     (A)  Annual Component

          Base Salary:      Base salaries for executive officers are measured
                            against the industry norms for companies of comparable revenue size. This data is gathered from the American Electronics Association and the Radford
                            Associates Executive Compensation Surveys. The total base salaries for the group of executive officers is set to approximate industry norms. Executive officers received no increase to base salary for fiscal year 1997.

          Quarterly Bonus:  The Board has approved an incentive compensation plan that is 80% based upon achievement of quarterly Company profitability targets and 20% based upon sales/revenue growth targets. The Board approves the participation of executive officers and key employees in the plan. The plan was established to provide incentive compensation of varying percentage levels of base salaries.


     (B)  Long-term Compensation

          Stock Options:    The Stock Option Committee of the Board of Directors
                            administers the 1984 Stock Incentive Plan (the "1984
                            Plan") and the 1994 Stock Incentive Plan (the "1994
                            Plan"), both of which provide for grants of stock options and restricted stock awards. The 1984 Plan and the 1994 Plan were established to advance the interests of the Company and its stockholders by strengthening the ability of the Company to attract and retain in its employ persons of training, experience and ability, and to furnish additional incentives to officers, directors and key employees of the Company. Stock options are granted periodically at the fair market value of Printronix stock on the date of grant. They are generally exercisable in 25% increments over four years and expire five years after the date of grant.

          Restricted Stock: Restricted stock awards were granted in fiscal year
                            1991 to the CEO and two executive officers and in fiscal year 1993 to two other executive officers. The stock could vest in four equal annual installments during a seven year window. Restricted stock is subject to repurchase by the Company and may not be disposed by the recipient until certain restrictions established by the Board lapse. In order for the restrictions to lapse and the restricted stock to vest, the Company must achieve a certain level of profitability. Failure to achieve that level of profitability will result in repurchase by the Company of the stock.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The non-employee members of the Board of Directors review the CEO's total compensation package. A comparison is made between the current total compensation paid to the CEO and CEOs of companies of similar revenue size in the Company's industry.

     The CEO received no increase to base cash compensation for fiscal year 1997. The base cash compensation of the CEO was increased 4% and 11%, respectively, during the 1996 and 1995 fiscal years but not increased at all in fiscal years 1993 and 1994, nor were the voluntary reductions of 10% of base salary from fiscal years 1991 and 1992 reinstated. The CEO's bonus was part of the total Executive Bonus Plan and was paid quarterly for fiscal year 1997.

     The Board may grant restricted stock awards to the CEO under the Company's 1994 Plan in order to balance the risk/reward element of the position. Specific grants of stock options under the 1994 Plan are set forth in that Plan. During the 1997 fiscal year, the CEO was granted a stock option of 15,750 shares at fair market value on the date of grant under the 1994 Plan. There was no restricted stock awarded to the CEO in fiscal year 1997.

                                        BOARD OF DIRECTORS

                                        Robert A Kleist, Chairman
                                        Bruce T. Coleman
                                        John R. Dougery
                                        Ralph Gabai
                                        Erwin A. Kelen

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------
                      ANNUAL COMPENSATION                            LONG-TERM COMPENSATION

------------------------------------------------------------------------------------------------------
                                                                         AWARDS            PAYOUTS

------------------------------------------------------------------------------------------------------------------
NAME AND             YEAR   SALARY     BONUS    OTHER           RESTRICTED   SECURITIES    LTIP       ALL
PRINCIPAL                   ($)        ($)      ANNUAL          STOCK        UNDERLYING    PAYOUTS    OTHER
POSITION                                        COMPENSATION    AWARD(S)     OPTIONS/      ($)(2)     COMPENSATION
                                                ($)(1)          ($)(2)       SARS(#)                  ($)(3)
------------------------------------------------------------------------------------------------------------------
R.A. KLEIST          1997   208,000    135,669     15,600                      15,750     243,363        7,300
President and CEO
                     1996   205,846     98,076     15,600                      15,750     166,254        7,300

                     1995   201,551     89,633     16,200                      15,750     144,375        7,542
--------------------------------------------------------------------------------------------------------------

J.E. BELT            1997   162,188     72,040     11,700                          0      178,833        4,510
Sr. Vice President-  1996   160,508     57,378     11,700                      22,500     118,753        4,510
Engineering and
Assistant Corporate  1995   160,106     60,064     12,150                      11,250     103,125        4,645
Secretary
--------------------------------------------------------------------------------------------------------------

C.V. FITZSIMMONS     1997   141,388     62,801     11,700                          0      178,833        1,811
Sr. Vice President-  1996   139,236     48,534     11,700                      22,500     118,753        1,796
Worldwide
Manufacturing        1995   129,596     47,468     12,150                      11,250     103,125        1,723
--------------------------------------------------------------------------------------------------------------

G.L. HARWOOD         1997   162,188     72,040     11,700                          0      178,833        2,440
Sr. Vice President   1996   160,508     57,378     11,700                      22,500     118,753        2,440
Finance and IS,
Chief  Financial     1995   158,906     59,663     12,150                      11,250     103,125        2,483
Officer and
Corporate Secretary
--------------------------------------------------------------------------------------------------------------

R.A. STEELE          1997   180,220(4)  55,394     11,700                          0      178,833        2,331
Sr. Vice President -
Sales and            1996   154,865(4)  45,993     11,700                      22,500     118,753        2,315
Marketing
                     1995   184,328(4)  48,015     12,150                      11,250     103,125        2,288

--------------------------------------------------------------------------------------------------------------

(1) Car allowance

(2) At March 28, 1997 the aggregate number of shares of restricted stock sold to certain officers was 303,750 and the value of such shares, computed in accordance with Securities and Exchange Commission regulations, was $3,678,716. The shares were sold at their respective dates of grant (in fiscal years 1991 and 1993), and are subject to the Company's obligation to repurchase them if certain performance criteria are not met in increments over a period of years. Because of the attainment of the criterion in fiscal years 1995,1996 and 1997, the Company's obligation to repurchase has lapsed as to a portion of those shares. The amounts set forth above under the heading "LTIP Payouts" reflects the value of those shares. That value is also included in the aggregate amount set forth in this footnote.

(3) All other compensation consists of 401(k) matching contributions and life insurance.

(4) Includes $39,820, $15,919 and $46,906 in sales bonuses paid in 1997, 1996 and 1995, respectively.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


--------------------------------------------------------------------------------------------------------------

                                                                                     POTENTIAL REALIZABLE
                                 INDIVIDUAL GRANTS                                   VALUE AT ASSUMED ANNUAL
                                                                                     RATES OF STOCK PRICE
                                                                                     APPRECIATION FOR
                                                                                     OPTION TERM (1)
--------------------------------------------------------------------------------------------------------------
 NAME                  NUMBER OF     PERCENT OF TOTAL      EXERCISE    EXPIRATION    5%($)        10%($)
                       SECURITIES    OPTIONS/SARS GRANTED  OR BASE     DATE
                       UNDERLYING    TO                    PRICE
                       OPTIONS/SARS  EMPLOYEES IN          ($/SH)(2)
                       GRANTED(#)    FISCAL YEAR
--------------------------------------------------------------------------------------------------------------
 R.A. KLEIST              15,750            29.51           14.75       2/07/02       64,223       141,927

--------------------------------------------------------------------------------------------------------------

 J.E. BELT
                               0              --               --            --           --            --

--------------------------------------------------------------------------------------------------------------
 C.V. FITZSIMMONS

                               0              --               --            --           --            --

--------------------------------------------------------------------------------------------------------------
 G.L. HARWOOD

                               0              --               --            --           --            --

--------------------------------------------------------------------------------------------------------------
 R.A. STEELE

                               0              --               --            --           --            --

--------------------------------------------------------------------------------------------------------------


(1) The dollar amounts under these columns are based on 5% and 10% appreciation rates in accordance with the rules of the Securities and Exchange Commission. This table is not intended to predict future movement of the Company's stock price.

(2) A stock option covering 15,750 shares was granted to Mr. Kleist at a fair market value price of $14.75 per share on February 7, 1997.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

                                      AND

                        FISCAL YEAR-END OPTION/SAR VALUES


----------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                       SECURITIES          VALUE OF
                                                                       UNDERLYING          UNEXERCISED
                                                                       UNEXERCISED         IN-THE-MONEY
                                                                       OPTIONS/SARS        OPTIONS/SARS AT
                                                                       AT FY-END (#)       FY-END ($)(1)
----------------------------------------------------------------------------------------------------------
NAME                    SHARES ACQUIRED        VALUE REALIZED ($)      EXERCISABLE/        EXERCISABLE/
                        ON EXERCISE (#)                                UNEXERCISABLE       UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
R.A. KLEIST                       0                       0            70,873/55,127      594,139/225,759

----------------------------------------------------------------------------------------------------------
J.E. BELT                    16,875                 192,906             5,624/22,501         5,624/67,501

----------------------------------------------------------------------------------------------------------
C.V. FITZSIMMONS             18,002                 216,872            11,248/22,502        56,240/67,510

----------------------------------------------------------------------------------------------------------
G.L. HARWOOD                 16,874                 188,990             5,624/22,502         5,624/67,510

----------------------------------------------------------------------------------------------------------
R.A. STEELE                  16,311                 169,118             5,624/22,502         5,624/67,510

----------------------------------------------------------------------------------------------------------


(1) Based on the difference between the fair market value of $13.00 per share on March 28, 1997 and the option exercise price.

                                PERFORMANCE GRAPH

     Set forth below is a table comparing the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return of companies on the National Association of Securities Dealers Automated Quotations ("NASDAQ") U.S. Companies Index and Peer Group Index over the same period of time. The Peer Group Index is a Computers, Subsystems and Peripherals Industry Group created by Media General Financial Services, Inc.

                 CUMULATIVE FIVE YEAR TOTAL RETURN AMONG NASDAQ
                 INDEX, COMPUTER PEER GROUP AND PRINTRONIX, INC.



Measurement Period                                                   NASDAQ
Fiscal Year 1997                      Printronix     Peer Group       Index
----------------                      ----------     ----------       -----



Measurement Point -3/28/92                $100          $100          $100
FYE 3/26/93                               $113           $88          $112
FYE 3/25/94                               $131          $100          $129
FYE 3/31/95                               $473          $124          $137
FYE 3/29/96                               $421          $178          $185
FYE 3/28/97                               $450          $205          $206







Assumes $100 invested on March 28, 1992 in Printronix, Inc. Common Stock, the NASDAQ U.S. Companies Index and Peer Group Common Stock. Total stockholder returns assume reinvestment of dividends.

                               PROPOSAL NUMBER 2:

                    AMENDMENT OF CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED CAPITAL STOCK

     On May 13, 1997, the Board of Directors approved an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares from 12,000,000 to 30,000,000. The Board directed that this amendment be submitted to the Stockholders for their consideration and approval at the Annual Meeting.

     As of May 13, 1997, 7,866,047 shares were outstanding. In addition, there are options for 967,059 shares which have been granted and which, if exercised, would cause 8,833,106 shares to be outstanding.

     If Proposal Number 3 is adopted, there will be a total of 1,525,000 shares reserved for issuance under the Company's 1994 Stock Incentive Plan. If options for all of the remaining authorized shares under that plan are granted, a total of 9,233,106 shares could ultimately be issued, assuming no further repurchases of stock by the Company.

     Prior to June 1994, the Company had a sufficient number of shares authorized to satisfy its potential obligations under the Common Stock Rights Agreement, to cover its anticipated needs under the 1994 Stock Incentive Plan and for other possible valid corporate purposes set forth in the next paragraph. However, as a result of two 50% stock dividends granted in June 1994 and December 1996, the Company is now in a position where it has insufficient shares authorized to satisfy those purposes.

     The increase in the authorized number of shares will restore to the Company flexibility by assuring the availability of sufficient authorized but unissued shares of common stock for valid corporate purposes such as financings, stock dividends, mergers, acquisitions and issuance of shares upon exercise of rights under the Company's Common Share Rights Agreement, discussed below.

     The Company has no current plan or commitment to issue shares of stock for the purposes discussed above, other than under the 1994 Stock Incentive Plan, including any plan or intention to issue shares as a takeover defense. In theory, however, the additional authorized shares could be used to discourage persons from attempting to gain control of the Company or make more difficult the removal of management. For example, additional shares could be used to dilute the voting power of shares then outstanding or issued to persons who would support the Board in opposing a takeover bid or a solicitation in opposition to management. The Company is not currently aware of any effort to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise. It should also be noted that holders of the Company's stock do not have preemptive rights to purchase any additional shares of stock that may be issued. Therefore, the issuance of additional shares of stock could be disadvantageous to existing stockholders since such issuance might serve to dilute their percentage interest in the Company.

COMMON SHARE RIGHTS AGREEMENT

     The Company entered into a Common Share Rights Agreement, dated as of March 17, 1989, with Manufacturers Hanover Trust Company of California (as a result of merger, now known as ChaseMellon Shareholder Services) and declared a dividend of one common share purchase right for each outstanding share of common stock. The rights will be exercised only (a) if a person or group has acquired or obtained the right to acquire 20% or more of the outstanding shares of common stock; or (b) following commencement of a tender or exchange offer for 30% of the then outstanding shares of common stock. The Company is entitled to redeem the rights at $.01 per share (subject to adjustment for prior stock dividends). The rights do not have voting or dividend rights and, until they become exercisable, have no dilutive effect on the Company's earnings. The Common Share Rights Agreement expires on March 17, 1999.



DELAWARE BUSINESS COMBINATION LAW

     Section 203 of the Delaware General Corporation Law ("DGCL") imposes restrictions on a Delaware corporation's engaging in business combinations (including, for example, mergers, asset sales, issuance of stock and other transactions resulting in a financial benefit to the beneficial owner of 15% or more of a corporation's outstanding voting stock). These restrictions can have the effect of impeding or discouraging persons from attempting to gain control of the Company. The Company has not adopted an amendment to its Certificate of Incorporation or By-Laws electing not to be governed by Section 203 of the DGCL.

     If Proposal Number 2 is approved, Article Four of the Certificate of Incorporation will read in its entirety as follows:

                   The total number of shares which this Corporation has the authority to issue is 30,000,000. All such shares are of one class and are Common Stock, $.01 par value per share.

     Approval of Proposal Number 2 will require the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          A VOTE FOR PROPOSAL NUMBER 2.

                               PROPOSAL NUMBER 3:

                   AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN
                     TO INCREASE SHARES AVAILABLE FOR AWARDS


     On May 13, 1997, the Board of Directors approved an amendment to the Company's 1994 Stock Incentive Plan (the "1994 Plan"). The Board directed that this amendment be submitted to the Stockholders for their consideration and approval at the Annual Meeting. The description of the 1994 Plan and of the proposed amendment, which are set forth below, are qualified in all respects by reference to the 1994 Plan as amended. A copy of the 1994 Plan including the proposed amendment is attached to this Proxy Statement as Exhibit A.

     The purpose of Proposal Number 3 is to increase the number of shares authorized for issuance under the 1994 Plan from 1,125,000 to 1,525,000. Only 232,287 shares of the 1,125,000 originally authorized remained available for grant of additional options as of May 13, 1997. All share numbers have been adjusted to reflect both stock dividends declared since the adoption of the 1994 Plan.

     The Board of Directors believes that stock options are an important and useful incentive to attract and retain qualified persons to serve as officers, directors and key employees of the Company and constitute an important element of the compensation and incentive packages for key employees. The amendment will therefore enhance the 1994 Plan and further its purposes by making additional shares available for grant.

DESCRIPTION OF THE 1994 PLAN

     The 1994 Plan authorizes the sale of up to a total of 1,125,000 shares of the Company's Common Stock pursuant to any of three types of "Stock Awards": (i) "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) options that do not qualify as incentive stock options ("nonqualified stock options"), and (iii) restricted stock purchase agreements ("restricted stock").

     Administration of the 1994 Plan is performed by the Board of Directors or a committee composed of three or more directors appointed by the Board. Presently, the 1994 Plan is administered by the Stock Option Committee of the Board of Directors (the "Committee"), which is composed of three directors. The Committee has authority to determine in its discretion which eligible persons are to be granted Stock Awards, the number of shares covered by each Stock Award, whether such awards are to be incentive stock options, nonqualified stock options, or restricted stock, and certain other terms of each Stock Award. Provided, however, that grants of nonqualified stock options to directors are not made by the Committee. Rather, such grants are specified in the 1994 Plan itself.

     The Committee has indicated its intention that Stock Awards to purchase shares of Common Stock will be issued under agreements which condition the individual's right to exercise the award and retain the shares on his or her continued service to the Company, or any parent or subsidiary of the Company, during a period of four years from the date of grant. In the case of stock options, the optionee generally will be able to purchase the shares in installments only after each installment has vested. Under restricted stock purchase agreements, it is intended that the individual will purchase the shares at the time the Stock Award is granted; the shares will be restricted in the sense that the individual's right to full beneficial ownership of the shares will vest in installments. If the individual's service terminates for any reason, the Company will be entitled to repurchase the unvested shares at the individual's original purchase price. The Committee, however, has the authority under the 1994 Plan to determine the terms of each stock option and each restricted stock purchase agreement, which need not be identical.

     Directors, officers, key employees and consultants of the Company or of any present or future parent or subsidiary of the Company are eligible to participate in the 1994 Plan. However, only employees are eligible to receive incentive stock options.

     The Committee determines the purchase price of the shares subject to each Stock Award. The purchase price for shares subject to incentive stock options may not be less than the fair market value of the Company's Common Stock on the date the option is granted. Shares sold pursuant to nonqualified stock options or restricted stock purchase agreements, however, may be at prices that are more or less than the fair market value of the Common Stock on the date such Stock Award is granted. There is no limitation under the 1994 Plan as to the amount of the discount from fair market value at which such prices may be established. It is the intention of the Committee, however, to offer purchase discounts only in such amounts as it deems necessary or appropriate to attract or retain the services of key people.

     An incentive stock option granted to an optionee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company, must have an option price equal to at least 110% of the fair market value of the shares subject to the option on the date of grant. The fair market value of the stock for which an employee may be granted incentive stock options under the 1994 Plan and all other incentive stock option plans of the Company or any parent or subsidiary of the Company in any calendar year may not exceed $100,000 plus certain carryover amounts from prior years.

     The Committee has the power to set the period during which each option may be exercised; provided, however, that no option may be exercised more than ten years after the date of grant thereof. However, an incentive stock option granted to a person then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, must be exercised within five years from the date such incentive stock option is granted.

     The purchase price for shares purchased under the 1994 Plan may be paid in cash, or, with the consent of the Committee, by delivery of a full-recourse promissory note, by the assignment and delivery of shares of Common Stock of the Company having a fair market value equal to the purchase price, by any other legal consideration acceptable to the Committee, or by any combination of the above.

     A Stock Award may not be transferred or assigned, except by will or the laws of descent and distribution, and during the lifetime of the recipient the Stock Award may be exercised only by him or her.

     In the event that there is a change in the Company's capital structure by reason of merger, consolidation, reorganization, recapitalization, stock split, stock dividend or otherwise, the number and kind of shares subject to the 1994 Plan and the rights under outstanding Stock Awards, both as to the number of shares and the purchase price, will be adjusted appropriately. However, if the Company is not the surviving corporation in any merger, consolidation, acquisition of stock or property, separation or reorganization, each outstanding option shall terminate, unless the surviving corporation assumes the outstanding options or replaces them with options of comparable value. In the event that the surviving corporation does not assume or replace outstanding options under the 1994 Plan, each optionee shall have the right to exercise his or her outstanding options for up to the full number of covered shares.

     The term of the 1994 Plan is ten years. The Board of Directors may terminate or amend the 1994 Plan at any time, except that, without approval of the Company's stockholders, the Board of Directors may not increase the aggregate number of shares subject to the 1994 Plan or change the class of persons eligible to receive Stock Awards under the 1994 Plan. Changes to the 1994 Plan altering grants of nonqualified stock options to directors may not generally be made more frequently than every six months and then only with stockholder approval.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

   Incentive Stock Options.

     Under federal law, there are no tax consequences to either the Company or the optionee upon grant or exercise of an incentive stock option. When the optionee sells or otherwise disposes of the shares acquired upon the exercise of an incentive stock option, the entire gain or loss realized will be treated as capital gain or loss if the disposition occurs more than one year after the option was exercised and more than two years after the date of grant of the option. However, if the disposition occurs before either the one-year or two-year periods have elapsed, any gain realized will be taxed as compensation income in an amount equal to the difference between the option price and either the fair market value of the shares at the time of exercise or the sale price, whichever is less, and the balance, if any, will be treated as capital gain. Any loss realized will be treated as capital loss. Special rules may apply in specific circumstances, such as the use of already-owned stock to exercise an incentive stock option. The Company will be entitled to a deduction for federal income tax purposes only to the extent the optionee recognizes compensation income upon the disposition of the shares.

   Nonqualified Stock Options and Restricted Stock.

     There are no federal income tax consequences to either the Company or the optionee upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option or the purchase of restricted stock, the purchaser will recognize compensation income in an amount equal to the difference between the fair market value of the shares acquired on the date of purchase and the purchase price for such shares, unless the shares acquired are subject to repurchase by the Company and/or the purchaser is subject to suit pursuant to
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In either such case, the purchaser would recognize compensation income in an amount equal to the difference between the purchase price and the fair market value of the shares acquired, as of the later of the date the Company's right to repurchase the shares lapses or the date the purchaser is no longer subject to suit pursuant to Section 16(b) of the Exchange Act.

     However, a purchaser whose tax measurement date would be after the date of purchase for either of the foregoing reasons, may elect to be taxed as of the date of purchase by filing an election with the Internal Revenue Service pursuant to Section 83(b) of the Code not later than 30 days after the date the shares are purchased. If the Section 83(b) election is made, the purchaser will not recognize any additional income as and when the Company's repurchase right, if any, lapses or the purchaser is no longer subject to suit pursuant to Section 16(b) of the Exchange Act. The Company is entitled to a tax deduction in an amount equal to the compensation income recognized by the purchaser. The purchaser's basis in the shares acquired will be increased by the amount of compensation income recognized. Any subsequent gain or loss recognized upon the sale of such shares will be treated as capital gain or loss.

     Approval of Proposal Number 3 will require the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          A VOTE FOR PROPOSAL NUMBER 3.

     The following table sets forth with respect to the 1994 Plan the number of shares of Common Stock for which stock options have been granted from the inception of such Plan through March 28, 1997. The options reflected in the table are not necessarily indicative of the number of options that may be granted in the future, or the individuals to whom such options may be granted, pursuant to the 1994 Plan.

-----------------------------------------------------------------------------------------------
                                  1994 STOCK INCENTIVE PLAN
-----------------------------------------------------------------------------------------------
                NAME AND POSITION            DOLLAR VALUE ($)(1)             NUMBER OF UNITS
-----------------------------------------------------------------------------------------------
R. A. KLEIST
President and CEO                                  10.646                        63,000
-----------------------------------------------------------------------------------------------
J. E. BELT
Sr. Vice President -
Engineering and
Assistant Corporate Secretary                       9.444                        33,750
-----------------------------------------------------------------------------------------------
G. L. HARWOOD
Sr. Vice President -
Finance and IS,
Chief Financial Officer
and Corporate Secretary                             9.444                        33,750
-----------------------------------------------------------------------------------------------
R. A. STEELE
Sr. Vice President -
Sales and Marketing                                 9.444                        33,750
-----------------------------------------------------------------------------------------------
C.V. FITZSIMMONS
Sr. Vice President -
Worldwide Manufacturing                             9.444                        33,750
-----------------------------------------------------------------------------------------------
EXECUTIVE GROUP                                    10.045                       198,000
-----------------------------------------------------------------------------------------------
NON-EXECUTIVE DIRECTOR GROUP                       10.646                        64,800
-----------------------------------------------------------------------------------------------
NON-EXECUTIVE OFFICER EMPLOYEE GROUP                9.967                       488,134
-----------------------------------------------------------------------------------------------



(1) Average exercise price per share. Actual benefit to plan participants cannot be determined because it is a function of the fair market of the Company's common stock at the time of exercise.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, independent public accountants, audited the financial statements of the Company for the fiscal year ended March 28, 1997. A member of Arthur Andersen LLP is expected to be present at the meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions. Independent public accountants for the fiscal year ending March 27,1998 will be selected by the Board of Directors after a review and recommendation to the Board by the Audit Committee.

                              STOCKHOLDER PROPOSALS

     Stockholders who wish to present proposals for action at the 1998 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than March 1,1998, for inclusion in next year's Proxy Statement and proxy.

                               GENERAL INFORMATION

     The cost of soliciting the enclosed form of proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, also solicit proxies either personally or by telephone, telegram or special letter.

     The Board of Directors presently knows of no other business which will come before the meeting. However, if any other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

                                        By Order of the Board of Directors





                                        GEORGE L. HARWOOD
                                        Senior Vice President, Finance & IS,
                                        Chief Financial Officer and Secretary

July 10, 1997

                                                                       EXHIBIT A

(Underlined words indicate additions being made to the Plan. Words within brackets [ ] are being deleted.)

(All share numbers have been adjusted to reflect both stock dividends declared since the adoption of the 1994 Plan.)


                                PRINTRONIX, INC.

                            1994 STOCK INCENTIVE PLAN

                              AMENDED AND RESTATED



         1. ESTABLISHMENT OF THE PLAN

               (a) Purposes. The Printronix, Inc. 1994 Stock Incentive Plan (the "Plan") is hereby established to advance the interests of Printronix, Inc. (the "Company") and its stockholders by strengthening the ability of the Company to attract and retain in its employ persons of training, experience and ability, and to furnish additional incentives to officers, directors, employees and consultants of the Company upon whose judgment, initiative and effort the successful conduct and development of the business of the Company largely depends.


               (b) Types of Stock Awards. To accomplish these purposes, the Company is authorized under this Plan to:

                         (i) grant stock options that qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) grant stock options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"); and (iii) issue and sell shares of its common stock subject to conditions and restrictions relating to vesting and resale of the shares ("Restricted Stock").

         Unless the context clearly indicates otherwise, the term "Option" shall mean an option to purchase common stock of the Company and shall include both Incentive Stock Options and Nonqualified Stock Options, and the term "Stock Award" shall include both Options and Restricted Stock.

         2. SHARES OF COMMON STOCK SUBJECT TO THE PLAN

         Subject to adjustment pursuant to the provisions of Section 9 hereof, an aggregate of 1,525,000 [1,125,000] shares of the Company's common
                         ---------
         stock may be issued pursuant to Stock Awards granted under this Plan, not more than 225,000 shares of which may be issued to directors of the Company. Such shares may be either authorized and unissued shares of common stock or shares of common stock issued and thereafter repurchased by the Company. If any Option expires or terminates without having been exercised in full, or shares of common stock are repurchased by the Company pursuant to the terms of any Option agreement or Restricted Stock agreement, the shares of common stock allocable to the unexercised portion of such Option and any shares repurchased shall again be available for issuance pursuant to the Plan.


         3. ADMINISTRATION OF THE PLAN

               (a) Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a committee composed of at least three directors (the "Committee") appointed from time to time by the Board. As hereinafter used in this Plan, the term "Committee" shall refer to the Board if no Committee is then designated.

               (b) Powers of Committee. Subject to the express provisions of the Plan and such terms and conditions as may be prescribed by the Board, the Committee shall have authority in its discretion to determine from among eligible persons those to whom and the time or times at which Stock Awards may be granted, the number of shares subject to each Stock Award, whether each Stock Award shall be an Incentive Stock Option, a Nonqualified Stock Option, Restricted Stock or a combination thereof, the period for the exercise of each Option and for the purchase of Restricted Stock, and all other terms and conditions of each Stock Award. However, the grant of Options to directors are specified in Section 8 of the Plan and may not be varied by the Committee, absent stockholder approval as provided in that section. Subject to the express provisions of the Plan, and such terms and conditions as may be prescribed by the Board, the Committee shall also have complete authority to construe and interpret the Plan, the terms of each Stock Award granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in the administration of the Plan. Minutes shall be kept of all meetings of the Committee and all actions taken by the Committee without a meeting shall be evidenced by written consents.

         4. ELIGIBILITY

               (a) Incentive Stock Options. Only key employees (excluding directors who are employees) of the Company or of any present or future parent or subsidiary corporation of the Company shall be eligible to receive Incentive Stock Options under the Plan. The aggregate fair market value (determined as of the time the Option is granted) of the shares of common stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under this Plan and all other plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

               (b) Nonqualified Stock Options. Key employees, directors and officers (whether or not employees), and consultants of the Company or of any present or future parent or subsidiary corporation of the Company shall be eligible to receive Nonqualified Stock Options under the Plan.

               (c) Restricted Stock. Key employees, directors, officers (whether or not employees), and consultants of the Company or of any present or future parent or subsidiary corporation of the Company shall be eligible to purchase Restricted Stock under the Plan.

         5. AGREEMENTS

         Stock Awards granted pursuant to the Plan shall be evidenced by written agreements (which need not be identical) in such form as the Committee shall from time to time establish. Each agreement shall specify the number of shares for which the Stock Award is granted, the purchase price per share and, subject to the express provisions of the Plan, such other terms and conditions as the Committee in its discretion shall determine. Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Incentive Stock Options as "incentive stock options" under Section 422 of the Code.


         6. PURCHASE PRICE

               (a) Incentive Stock Options. The purchase price of the shares subject to each Incentive Stock Option shall be set by the Committee; provided, however, that the purchase price per share shall not be less than the fair market value of such shares on the date such Incentive Stock Option is granted; and provided further, that in the case of an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424 (d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the purchase price per share shall not be less than 110% of the fair market value of such shares on the date such Incentive Stock Option is granted.

               (b) Nonqualified Stock Options and Restricted Stock. The purchase price of the shares subject to each Nonqualified Stock Option and the purchase price for each share of Restricted Stock sold pursuant to this Plan shall be set by the Committee; provided, however, that the purchase price per share of the shares subject to each Nonqualified Stock Option shall not be less than the fair market value of such shares on the date such Nonqualified Stock Option is granted.

               (c) Fair Market Value. For the purpose of this Plan, "fair market value" of a share of common stock on a specified date shall be the closing price of a share of common stock on the principal exchange on which shares of the Company's common stock are listed on such date, or if shares were not traded on such date, then on the next preceding day during which a sale occurred; or, if the shares are not so listed but are traded in the over-the-counter market, the closing sale price in the NASDAQ National Market System or the average of the closing bid and asked prices on such date as reported by NASDAQ or similar entity, or if none of the above is applicable, the value of a share as established by the Committee for such date using any reasonable method of evaluation.


         7. OTHER TERMS AND CONDITIONS

               (a) Consideration and Payment for Shares. Each agreement shall state the form of consideration and method of payment for the shares subject to such agreement, and may include cash, the purchaser's personal check, promissory notes, shares of common stock of the Company owned by the purchaser, any other legal consideration acceptable to the Committee, or by any combination of the foregoing. Any shares of common stock of the Company tendered to the Company in payment or partial payment of the purchase price shall be valued at the fair market value on the date of exercise of the Option or purchase of Restricted Stock.

               (b) Exercise of Options. Each agreement evidencing an Option shall specify the period during which the Option may be exercised; provided, however, that no Option may be exercised more than ten years after the date of grant thereof. Notwithstanding the foregoing, an Incentive Stock Option granted to a person then owning (within the meaning of Section 424 (d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, may not be exercised later than the expiration of five years from the date such Incentive Stock Option is granted.

               (c) Non-Transferability. No Stock Award shall be transferable or assignable by the person to whom such Stock Award is granted otherwise than by will or by the laws of descent and distribution. During the lifetime of the person to whom a Stock Award is granted, the Stock Award shall be exercisable only by him.

               (d) Termination of Relationship with the Company. Whenever the relationship with the Company of the holder of a Stock Award is terminated by the Company for cause, all such Stock Awards shall immediately terminate and, in the case of Stock Options, shall cease to be exercisable.

               (e) Additional Terms and Conditions. The Committee may impose such additional terms and conditions upon the grant of any Option or the sale of any Restricted Stock, including without limitation, repurchase rights in favor of the Company, restrictions on the vesting of shares, and restrictions upon transfer, as the Committee in its discretion shall determine.

         8. SPECIAL PROVISIONS RELATING TO DIRECTORS

               (a) Administration. The timing, amount, exercise price and restrictions on exercise of grants to directors of Nonqualified Stock Options are established under the Plan. Administration of the Plan with respect to directors, to the extent necessary, will be provided by the Board of Directors of the Company. No discretion concerning decisions shall be afforded to any person who is not a "disinterested" person under Rule 16b-3, promulgated by the Securities and Exchange Commission. Options granted to directors must comply with the applicable provisions of Rule 16b-3 or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Securities Exchange Act of 1934.

               (b) Number of Shares Granted. Upon adoption of the Plan, and annually thereafter, each director is granted an Option to purchase shares of common stock. Further, upon first becoming a director of the Company each new director is granted an additional option to purchase shares of common stock; provided, however, that no such additional grant shall be made to a director who will within the following six months become entitled to receive a grant of an Option. The number of shares for each grant shall be 4,050 as to outside directors and 15,750 as to employee directors.

               (c) Exercise Price. The per share exercise price of Options shall be the fair market value of the Company's common stock on the date of grant.

               (d) Time of Exercise. Options granted to directors of the Company shall become exercisable in four equal annual installments commencing one year after the date of grant.

               (e) Amendment. The provisions in this Section 8 of the Plan may not be amended more frequently than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

         9. ADJUSTMENTS UPON CHANGES IN STOCK AND OTHER EVENTS

               (a) In the event that the shares of common stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split-up or stock dividend, or otherwise, (i) the aggregate number and kind of shares subject to the Plan shall be adjusted appropriately; and (ii) rights under outstanding Stock Awards granted under the Plan, both as to the number of shares and the purchase price, shall be adjusted appropriately.

               (b) In the event of dissolution or liquidation of the Company, or any merger, consolidation, acquisition of property or stock, separation or reorganization in which the Company is not the surviving corporation, each outstanding Option shall terminate, unless the surviving corporation assumes the outstanding Options or replaces them with new options of comparable value in accordance with the provisions of
                    Section 424 (a) of the Code; provided, however, that should the surviving corporation not assume or replace the outstanding Options under the Plan, each optionee shall have the right, immediately prior to such dissolution, liquidation, merger, consolidation, acquisition of property or stock, separation or reorganization, to exercise his or her outstanding Option in full, without regard to any installment exercise provisions, to the extent that it shall not have been exercised.

               (c) The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee (which may provide for the elimination of fractional share interests) and shall be final and binding upon all optionees, the Company and all interested persons.

         10. CONDITIONS TO ISSUANCE OF STOCK

         The Company shall not be required to issue or deliver any certificate for shares of stock purchased upon the exercise of an Option, or any shares of Restricted Stock sold pursuant to the Plan, or any portion thereof, prior to the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable.

         11. RIGHTS AS STOCKHOLDER

         A person to whom a Stock Award has been granted shall have no rights or privileges as a stockholder with respect to any shares covered by such Stock Award until certificates representing such shares have been issued by the Company.

         12. OTHER COMPENSATION PLANS

         The adoption of this Plan shall not affect any other stock option or incentive or other compensation plan in effect for the Company or any parent or subsidiary of the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or compensation plans or arrangements for employees, officers, directors or consultants of the Company or any parent or subsidiary of the Company.

         13. EFFECTIVE DATE AND DURATION OF PLAN

         The Plan shall become effective upon the earlier of either its adoption by the Board or its approval by the stockholders of the Company. However, unless the Plan is approved by the stockholders of the Company within 12 months before or after the date of the Board's initial adoption of the Plan, the Plan and all Stock Awards granted hereunder shall be cancelled. No Option may be exercised or Restricted Stock sold prior to and unless such stockholder approval is obtained. Unless previously terminated by the Board, the Plan shall terminate ten years after it becomes effective, and no Stock Award may be granted under the Plan thereafter, but such termination shall not affect any Stock Award granted prior to such date.

         14. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

         The Board of Directors may at any time terminate, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that no such action of the Board without approval of the stockholders of the Company may (i) increase the aggregate number of shares subject to the Plan except as contemplated in Section 9 hereof, or (ii) change the standards of eligibility to receive a Stock Award under the Plan. Neither the termination, amendment or modification of the Plan shall, without the consent of the holder of a Stock Award, alter or impair any rights or obligations under any Stock Award granted prior to the date of termination, amendment or modification.

THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF FIVE DIRECTOR NOMINEES AND FOR PROPOSALS NUMBERS 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE AND DISTRIBUTE VOTES FOR ANY OR ALL OF THE NOMINEES NAMED BELOW FOR WHICH THE AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

PROPOSAL NUMBER 1:  To elect five directors to hold office until the next annual meeting of stockholders.

[ ] FOR all nominees listed to the right     [ ] WITHHOLD AUTHORITY to vote for     (INSTRUCTIONS: To withhold authority to vote
    (except as marked to the contrary)           all nominees listed to the right   for any individual nominee strike through the
                                                                                    nominee's name in the list below.)

                                                                                    R. Kleist, B. Coleman, J. Dougery,
                                                                                    R. Gabai, E. Kelen

PROPOSAL NUMBER 2:  To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares from 12,000,000 to 30,000,000.

            FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

PROPOSAL NUMBER 3:  To approve an amendment to the 1994 Stock Incentive Plan to increase shares available for awards.

            FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

PROPOSAL NUMBER 4:  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting of any adjournment thereof.


                                    Please sign exactly as name appears hereon.

                                    ___________________________________________

                                    Date:________________________________, 1997

                                    PLEASE MARK, DATE AND SIGN AS YOUR NAME
                                    APPEARS HEREON AND RETURN IN THE ENCLOSED
                                    ENVELOPE. IF ACTING AS EXECUTOR,
                                    ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. YOU
                                    SHOULD SO INDICATE WHEN SIGNING. IF THE
                                    SIGNER IS A CORPORATION, PLEASE SIGN IN THE
                                    FULL CORPORATE NAME, BY DULY AUTHORIZED
                                    OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN
                                    PARTNERSHIP NAME BY AUTHORIZED PERSON. IF
                                    SHARES ARE HELD JOINTLY, EACH STOCKHOLDER
                                    NAMED MUST SIGN.


            PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

                                PRINTRONIX, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 12, 1997

The undersigned hereby appoints Robert A. Kleist and George L. Harwood as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Printronix, Inc. held of record by the undersigned on June 23, 1997, at the annual meeting of stockholders to be held on August 12, 1997 or any adjournment thereof.